Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
NOTE 13—COMMITMENTS AND CONTINGENCIES
We have various contractual obligations which are recorded as liabilities in our Financial Statements. Other items, such as certain purchase commitments and other executed contracts which do not meet the definition of a liability as of December 31, 2019, are not recognized as liabilities but require disclosures in our Financial Statements.
LNG Terminal Commitments and Contingencies
Obligations under EPC Contract
We have a lump sum turnkey contract with Bechtel for the engineering, procurement and construction of Train 6 of the Liquefaction Project. The EPC contract price for Train 6 of the Liquefaction Project is approximately $2.5 billion, reflecting amounts incurred under change orders through December 31, 2019, and including estimated costs for an optional third marine berth. As of December 31, 2019, we have incurred $1.1 billion under this contract. We have the right to terminate the EPC contract for our convenience, in which case Bechtel will be paid (1) the portion of the contract price for the work performed, (2) costs reasonably incurred by Bechtel on account of such termination and demobilization and (3) a lump sum of up to $30 million depending on the termination date.
Obligations under SPAs
We have third-party SPAs which obligate us to purchase and liquefy sufficient quantities of natural gas to deliver contracted volumes of LNG to the customers’ vessels, subject to completion of construction of specified Trains of the Liquefaction Project.
Obligations under Natural Gas Supply, Transportation and Storage Service Agreements
We have physical natural gas supply contracts to secure natural gas feedstock for the Liquefaction Project. The remaining terms of these contracts range up to 10 years, some of which commence upon the satisfaction of certain events or states of affairs. As of December 31, 2019, we have secured up to approximately 3,850 TBtu of natural gas feedstock through natural gas supply contracts, a portion of which are considered purchase obligations if the certain events or states of affairs are satisfied.
Additionally, we have natural gas transportation and storage service agreements for the Liquefaction Project. The initial term of the natural gas transportation agreements ranges up to 20 years, with renewal options for certain contracts, and commences upon the occurrence of conditions precedent. The initial terms of our natural gas storage service agreements range up to 10 years.
As of December 31, 2019, our obligations under natural gas supply, transportation and storage service agreements for contracts in which conditions precedent were met were as follows (in millions):

Years Ending December 31,	Payments Due (1)
2020	$2,329
2021	1,416
2022	931
2023	722
2024	401
Thereafter	2,871

Total	$8,670

(1)
Pricing of natural gas supply contracts are variable based on market commodity basis prices adjusted for basis spread
.
Amounts included are based on estimated forward prices and basis spreads as of December 31, 2019. Some of our contracts may not have been negotiated as part of arranging financing for the underlying assets providing the natural gas supply, transportation and storage services.

Obligations under LNG TUAs
We have a TUA with SPLNG pursuant to which we have reserved approximately 2 Bcf/d of regasification capacity. See Note 12—Related Party Transactions for additional information regarding this TUA.
Additionally, we have a partial TUA assignment agreement with Total Gas & Power North America, Inc. (“Total”), another TUA customer, whereby upon substantial completion of Train 5, we gained access to substantially all of Total’s capacity and other services provided under Total’s TUA with SPLNG. This agreement provides us with additional berthing and storage capacity at the Sabine Pass LNG terminal that may be used to provide increased flexibility in managing LNG cargo loading and unloading activity, permit us to more flexibly manage our LNG storage capacity and accommodate the development of Train 6. Notwithstanding any arrangements between Total and us, payments required to be made by Total to SPLNG will continue to be made by Total to SPLNG in accordance with its TUA.
Services Agreements
We have certain services agreements with affiliates. See Note 12—Related Party Transactions for information regarding such agreements.
Other Commitments
State Tax Sharing Agreements
We have state tax sharing agreements with Cheniere. See Note 12—Related Party Transactions for information regarding such agreements.
Other Agreements
In the ordinary course of business, we have entered into certain multi-year licensing and service agreements, none of which are considered material to our financial position.
Environmental and Regulatory Matters
The Liquefaction Project is subject to extensive regulation under federal, state and local statutes, rules, regulations and laws. These laws require that we engage in consultations with appropriate federal and state agencies and that we obtain and maintain applicable permits and other authorizations. Failure to comply with such laws could result in legal proceedings, which may include substantial penalties. We believe that, based on currently known information, compliance with these laws and regulations will not have a material adverse effect on our results of operations, financial condition or cash flows.
Legal Proceedings
We may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business. We regularly analyze current information and, as necessary, provide accruals for probable liabilities on the eventual disposition of these matters. In the opinion of management, as of December 31, 2019, there were no pending legal matters that would reasonably be expected to have a material impact on our operating results, financial position or cash flows.